Exhibit 99.1

ForgeRock to be Acquired by Thoma Bravo for $2.3B

ForgeRock shareholders to receive $23.25 per share in cash

ForgeRock to become a privately held company upon completion of the transaction

SAN FRANCISCO - October 11, 2022 - ForgeRock® (NYSE: FORG), a global digital identity leader, announced today that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm, for $23.25 per share, in an all-cash transaction valued at approximately $2.3 billion. The offer represents a premium of approximately 53% over ForgeRock’s closing share price on October 10, 2022, the last full trading day prior to the transaction announcement, and a premium of approximately 44% over the volume weighted average price of ForgeRock stock for the 30 days ending October 10, 2022.

“We are pleased to partner with Thoma Bravo to build on the strength of our comprehensive platform,” said Fran Rosch, ForgeRock’s Chief Executive Officer. “The transaction offers a unique opportunity to create value for all of our stakeholders and is a clear validation of our team’s outstanding work and the start of an exciting new chapter for ForgeRock, our customers, and our partner ecosystem. We are confident that Thoma Bravo’s resources and insights will help us continue to drive innovation in our platform and deliver even more value for customers.”

“Identity-centric cybersecurity solutions are a critical enabler for businesses to digitally transform their operations, and ForgeRock’s solutions combine both the advanced security and customer usability needed in the market,” said Chip Virnig, a Partner at Thoma Bravo. “We look forward to partnering with ForgeRock to leverage our deep sector expertise and support the company to capitalize on this tremendous market opportunity.”

Transaction details

The transaction, which was unanimously approved by the ForgeRock Board of Directors, is currently expected to close in the first half of 2023, subject to customary closing conditions, including approval by ForgeRock’s shareholders and the receipt of required regulatory approvals. Upon completion of the transaction, ForgeRock’s common stock will no longer be publicly listed and ForgeRock will become a privately held company.

Third Quarter 2022 Financial Results

ForgeRock will announce its financial results for its third quarter on November 9, 2022. The news release will be available on the Investor Relations section of the company’s website. In light of the announced transaction with Thoma Bravo, ForgeRock will not conduct an earnings conference call.

Advisors

J.P. Morgan is acting as exclusive financial advisor to ForgeRock and Wilson Sonsini Goodrich & Rosati, P.C., is acting as legal counsel to ForgeRock. Kirkland & Ellis LLP is acting as legal counsel to Thoma Bravo.

About ForgeRock

ForgeRock® (NYSE: FORG) is a global digital identity leader helping people simply and safely access the connected world. The ForgeRock Identity Platform delivers enterprise-grade identity solutions at scale for customers, employees, and connected devices. More than 1,300 organizations depend on ForgeRock’s comprehensive platform to manage and secure identities with identity orchestration, dynamic access controls, governance, and APIs in any cloud or hybrid environment. For more information, visit www.forgerock.com or follow ForgeRock on social media: Facebook ForgeRock | Twitter @ForgeRock | LinkedIn ForgeRock.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $122 billion in assets under management as of June 30, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 400 companies representing over $220 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

Additional Information and Where to Find It

ForgeRock, Inc. (“ForgeRock”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of ForgeRock (the “Transaction”). ForgeRock plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. Information relating to the foregoing can also be found in ForgeRock’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 13, 2022. To the extent that holdings of ForgeRock’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, ForgeRock will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT FORGEROCK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of ForgeRock’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by ForgeRock with the SEC in connection with the Transaction will also be available, free of charge, at ForgeRock’s investor relations website (https://investors.forgerock.com) or by writing to ForgeRock, Inc., Attention: Investor Relations, 201 Mission Street, Suite 2900, San Francisco, California 94105.

Forward Looking Statements

This press release and ForgeRock, Inc.’s other filings and press releases may contain forward-looking statements that involve risks and uncertainties, including statements regarding: the Transaction, including the expected timing of the closing of the Transaction; considerations taken into account by ForgeRock’s Board of Directors in approving the Transaction; and expectations for ForgeRock following the closing of the Transaction. If any of these risks or uncertainties materialize, or if any of ForgeRock’s assumptions prove incorrect, ForgeRock’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Additional risks and uncertainties include those associated with: (i) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from ForgeRock’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (ii) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction, including in circumstances requiring the Company to pay a termination fee; (iii) uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; (iv) the nature, cost and outcome of any legal proceeding that may be instituted against us and others relating to the Transaction; (v) economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, inflationary pressures, supply chain disruptions, or the military conflict in Ukraine and related sanctions against Russia and Belarus) or competition, or changes in such conditions, negatively affecting ForgeRock’s business, operations and financial performance; (vi) the effect of the announcement or pendency of the Transaction on our business relationships, customers, operating results and business generally, including risks related to the diversion of the attention of ForgeRock management or employees during the pendency of the Transaction;

(vii) the amount of the costs, fees, expenses and charges related to the merger agreement or the Transaction; (viii) the risk that our stock price may fluctuate during the pendency of the Transaction and may decline significantly if the Transaction is not completed; (ix) possible disruption related to the Transaction to ForgeRock’s current plans and operations, including through the loss of customers and employees; and (x) other risks and uncertainties detailed in the periodic reports that ForgeRock files with the SEC, including ForgeRock’s Annual Report on Form 10-K filed with the SEC on March 9, 2022, ForgeRock’s quarterly report on Form 10-Q filed with the SEC on August 12, 2022, and subsequent filings. All forward-looking statements in this communication are based on information available to ForgeRock as of the date of this communication, and ForgeRock does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

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https://www.businesswire.com/news/home/20221011005844/en/

Contacts

For ForgeRock

Investor Relations Contact:

Mark Kang

investors@forgerock.com

Media Contact:

Kristen Batch

kristen.batch@forgerock.com

For Thoma Bravo

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

or

FGS Global

Liz Micci / Nicky Bryan

(347) 675-2883 / (646) 436-6126

liz.micci@fgsglobal.com / nicky.bryan@fgsglobal.com

SOURCE ForgeRock